Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), is made and entered into as of April 12, 2023, by and between Veru Inc., a Wisconsin corporation (the “Company”), and Frost Gamma Investments Trust (the “Purchaser”).

RECITAL

The Purchaser wishes to purchase, and the Company wishes to sell, 5,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), upon the terms and conditions set forth herein.

AGREEMENT

Now, therefore, in consideration of the premises and the mutual agreements, provisions and covenants herein contained, the parties agree as follows:

SECTION 1. PURCHASE AND SALE OF SHARES

1.1 Sale of Shares. The Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, 5,000,000 shares (the “Purchased Shares”) of Common Stock. The purchase price for each Share (the “Purchase Price”) pursuant to this Agreement shall be $1.00.

1.2 Closing. The closing of the sale of the Shares will occur on April 12, 2023 remotely by exchange of documents and signatures (or their electronic counterparts) or at such other time and place as the Company and the Purchaser mutually agree, orally or in writing (which time and place are designated as the “Closing”).

1.3 Closing Deliveries. At the Closing, (a) the Purchaser will deliver to the Company the amount of $5,000,000, constituting the total Purchase Price for the Shares, by wire transfer to a bank account designated by the Company, and (b) the Company will cause to be delivered to the Purchaser evidence of the issuance of the Shares to the Purchaser in book entry form.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Wisconsin and is in good standing as a domestic corporation under the laws of said state, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

2.2 Corporate Power: Authorization. The Company has all requisite legal and corporate power and authority and has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under and contemplated by this Agreement. No action of the shareholders of the Company is required to authorize the consummation of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and as limited by equitable principles generally.

2.3 Issuance and Delivery. The Shares have been duly authorized, and, when issued and delivered in compliance with this Agreement, will be duly and validly issued and delivered and will be outstanding, fully paid and nonassessable, and free and clear of all pledges, liens and encumbrances. No preemptive rights, or other rights to subscribe for or purchase, exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

2.4 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (“SEC”) under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and all rules and regulations thereunder, since January 1, 2022. As of their respective filing dates, all documents filed by the Company with the SEC (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as applicable, and all rules and regulations thereunder. None of the SEC Documents contained, as of their respective dates, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and such SEC Documents, when read as a whole, do not contain any untrue statements of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company and its subsidiaries at the dates thereof and the results of the Company’s operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments).

2.5 Penny Stock. The Common Stock is not a “penny stock” as defined in Section 3(a)(51) of the Exchange Act and Rule 3a51-1 promulgated thereunder.

2.6 Nasdaq Listing. The Common Stock is listed on the Nasdaq Capital Market. The Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Stock Market LLC (“Nasdaq”) to the effect that the Company is not in compliance with any of the continued listing standards and requirements of Nasdaq. The Company is in compliance with all such continued listing standards and requirements, and the Company has taken all necessary actions to ensure that it has been and will be in compliance with all applicable corporate governance requirements set forth in the rules of Nasdaq that are in effect. The Shares have been approved for listing on Nasdaq and will be listed on Nasdaq.

2.7 Disclosure. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made. Except as otherwise disclosed in any SEC Document, since December 31, 2022, there have not been any material adverse changes in the assets, liabilities, financial condition, business or operations of the Company and its subsidiaries.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1 Authorization. The Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and as limited by equitable principles generally.

3.2 Investment Experience; Access to Information. The Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Purchaser is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares. The Purchaser acknowledges that it has had access to information regarding the Company through the EDGAR system of the SEC, including the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2022, and all other reports filed by the Company pursuant to the Exchange Act, since the filing of such Form 10-K and prior to the date hereof.

3.3 Investment Intent. The Purchaser is purchasing the Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. The Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

3.4 Registration or Exemption Requirements. The Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The Purchaser understands that the Shares will be subject to restrictions on transfer in accordance with the legend in substantially the form set forth in Section 4.2.

SECTION 4. REGISTRATION RIGHTS

4.1 Registration Requirements.

(a) The Company shall, subject to receipt of necessary information from the Purchaser, prepare and file a registration statement with the SEC under the Securities Act within 45 days of the Closing, to register the resale of the Shares by the Purchaser, and the Company shall use its reasonable efforts to secure the effectiveness of such registration statement as soon as reasonably practicable thereafter. For purposes hereof, the term “Registration Statement” shall refer to any and all registration statements filed for the purpose of registering the Shares, including any prospectus(es) constituting a part thereof and together with any amendments and supplements thereto.

(b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and the Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by the Purchaser. “Registration Expenses” shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. “Selling Expenses” shall mean all selling commissions, underwriting fees and stock transfer taxes, if any, applicable to the sale of any of the Shares.

(c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its reasonable efforts to: (i) keep such registration effective until the earlier of (A) the third anniversary of the Closing, (B) such date as all of the Shares have been resold or (C) such time as all of the Shares held by the Purchaser can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(b)(1) (or any similar rule then in effect); (ii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period specified in this Section 4.1(c); (iii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement as so amended or such prospectus as so supplemented; (v) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Purchaser from time to time may reasonably request, and the Company hereby consents to the use of such prospectus or each amendment and supplement thereto by each of the selling holders of the Shares and the underwriters, if any, in connection with the offering and sale of the Shares covered by such prospectus or any amendment or supplement thereto; (vi) cause the Shares to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted and maintain the listing of the Shares; (vii) provide a transfer agent and registrar for all the Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (viii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with such registration; and (ix) file the documents required of the Company and otherwise use its reasonable efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states specified in writing by the Purchaser, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

(d) The Company shall furnish to the Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Shares held by the Purchaser.

(e) The Company shall notify the Purchaser, if the Purchaser has registered Shares in the Registration Statement which remain unsold, and (if requested by the Purchaser) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information relating to the Registration Statement, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

(f) The Company may, upon written notice to the Purchaser of (i) the happening of any event of the kind described in Section 4.1(e)(ii), 4.1(e)(iii), 4.1(e)(iv), 4.1(e)(v) or 4.1(e)(vi) hereof or (ii) that, in the judgment of the Company’s Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, discontinue disposition of Shares covered by the Registration Statement or prospectus until copies of the supplemented or amended prospectus contemplated by Section 4.1(h) hereof are distributed to the Purchaser, or until the Purchaser is advised in writing by the Company that the use of the applicable prospectus may be resumed, and the Purchaser has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company shall not suspend use of a prospectus or Registration Statement under this Section 4.1(f) for more than 45 days at a time and more than twice in any 12-month period. Any period for which use of a prospectus or Registration Statement is suspended under this Section 4.1(f) shall be added to the time for which the Company is required to maintain the effectiveness of such Registration Statement, including the prospectus constituting a part thereof, under Section 4.1(c).

(g) The Company shall use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, at the earliest possible moment.

(h) The Company shall, upon the occurrence of any event contemplated by Section 4.1(e)(v) or 4.1(e)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4.1 with respect to the registration of the Shares that the Purchaser shall furnish to the Company in writing such information regarding itself, the shares of Common Stock held by it, and the intended method of disposition of such Shares as is reasonably required to effect the registration of the Purchaser’s Shares.

4.2 Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Purchaser from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, and the Company will, as incurred, reimburse the Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement or an omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, or (ii) any untrue statement or the omission of a material fact in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b) The Purchaser agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement or an alleged untrue statement of a material fact made in such Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, provided, however, that the Purchaser shall not be liable in any such case for any untrue statement or alleged untrue statement or the omission or alleged omission that has been corrected, in writing, by the Purchaser, delivered to the Company before the sale from which such loss occurred, or (ii) any untrue statement or alleged untrue statement or the omission or alleged omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser, and the Purchaser will, as incurred, reimburse the Company for ally legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Purchaser’s indemnification obligation shall be limited to the net proceeds received from its sale of the Shares.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

(d) If the indemnification provided for in this Section 4.2 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as the result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 4.2(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.2(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this Section 4.2(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.2(d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company and the Purchaser under this Section 4.2 shall be in addition to any liability which the Company and the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to directors, officers, employees and agents of the Company and the Purchaser and to each person, if any, who controls the Company or the Purchaser within the meaning of the Securities Act.

SECTION 5. RESTRICTIONS ON TRANSFERABILITY OF SHARES;

COMPLIANCE WITH SECURITIES ACT

5.1 Restrictions on Transferability. The Shares shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement.

5.2 Restrictive Legend. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may be notated with the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

5.3 Compliance With Rule 144. With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit the Purchaser to sell securities of the Company without registration, until such time as when the Purchaser no longer holds any Shares, the Company covenants that it will file in a timely manner all reports and other documents required, if any, to be filed by it under the Exchange Act and the rules and regulations adopted thereunder to the extent required from time to time to enable the Purchaser to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. The Company shall take such action as reasonably necessary to cooperate in any sale of any Shares by the Purchaser in accordance with Rule 144, including arranging for any instructions or legal opinions in an appropriate form under Rule 144 to the Company’s stock transfer agent and removing any legends or stop transfer instructions under the Securities Act as to any Shares which are eligible for sale in accordance with Rule 144(b)(1).

SECTION 6. MISCELLANEOUS

6.1 Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the parties hereto.

6.2 Governing Law. This Agreement shall be construed and governed in accordance with the laws of the State of Wisconsin, without regard of its conflict of laws principles.

6.3 No Broker’s Fees. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

6.4 Further Assurances. Each party agrees to execute and deliver all such additional instruments, agreements and other documents as may be necessary or advisable to effectuate and perfect the transfer herein set forth.

6.5 Counterparts. This Agreement may be executed and delivered by facsimile or other electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6 Waiver. No waiver by either party of any breach by the other party of any of the provisions of this Agreement shall be deemed a waiver of any preceding or succeeding breach of the same or any other provisions hereof. No such waiver shall be effective unless in writing and then only to the extent expressly set forth in writing.

6.7 Severability. If any provision of this Agreement is invalid or unenforceable under any statute, rule of law or judicial order, the provision is to that extent to be deemed omitted, and the remaining provisions shall not be affected in any way.

6.8 Headings. The headings in this Agreement are finding aids only and shall have no effect on the meaning of the terms of this Agreement.

6.9 Assignment. Neither party may assign this Agreement without the prior written consent of the other party, which will not be unreasonably withheld.

6.10 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when confirmed by phone or receipt of acknowledgement if sent by email, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such address as subsequently modified by written notice given in accordance with this Section 6.10.

[Signature Page Follows]

Signature Page to Stock Purchase Agreement

The parties have executed this Stock Purchase Agreement as of the date first written above.

COMPANY:

VERU INC.

By:	/s/ Mitchell S. Steiner
Name: Mitchell S. Steiner, MD, FACS
Title: Chairman, President & CEO

	Address:	2916 North Miami Avenue
Suite 1000
Miami, FL 33127

PURCHASER:

FROST GAMMA INVESTMENTS TRUST

By:	/s/ Phillip Frost
Name: Phillip Frost, M.D.
Title: Trustee

	Address:	4400 Biscayne Boulevard
Miami, FL 33137